SUPPLEMENT DATED JULY 8, 2010
TO PROSPECTUS DATED MAY 1, 2010

WRL XCELERATORSM, WRL XCELERATOR FOCUSSM and
WRL XCELERATOR EXECSM
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus.

The following sentence is deleted from the first paragraph on page 75 of your prospectus under the heading “Making Premium Payments”:

We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments.

The following sentence is deleted from the third paragraph on page 93 of your prospectus under the heading “Loans - General”:

We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2010 PRODUCT PROSPECTUS